                                                              [Acquisition]






                                    AMENDMENT


          AMENDMENT (this "Amendment"), dated as of July 16, 1996, among Universal Outdoor, Inc. (the "Borrower") and the lending institutions party to the Credit Agreement referred to below (the "Banks"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :


          WHEREAS, the Borrower, the Banks, La Salle National Bank, as Co-Agent and Bankers Trust Company as Agent are parties to the Acquisition Credit Agreement, dated as of March 29, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Banks agree to amend certain provisions of the Credit Agreement, and the Banks are willing to amend such provisions, subject to and on the terms and conditions set forth herein;

          NOW THEREFORE, it is agreed:

          1. On the Amendment Date, all Term Loans outstanding on such date (the "Outstanding Term Loans") shall be repaid in full, together with all accrued interest thereon, such repayment of the principal of the Outstanding Term Loans to be effected by the Borrower incurring AR Loans from each Bank in the then aggregate principal amount of its Outstanding Term Loans, with such AR Loans to constitute Eurodollar Loans in an aggregate amount equal to the principal amount of the Outstanding Term Loans that were Eurodollar Loans, with the remainder, if any, of such AR Loans to constitute Base Rate Loans. All such new Eurodollar Loans shall have Interest Periods ending on the same days as the expiration dates of the Interest Periods applicable to the Outstanding Term Loan on the Amendment Date ("OTL Interest Periods"), with the same principal amount of Borrowings as subject to, and the same Eurodollar Rate as applicable to, such OTL Interest Periods. Upon such refinancing the Banks holding old Notes will mark same as cancelled and return same to the Borrower. The provisions of
Section 6.05(b) of the Credit Agreement are hereby waived to the extent necessary to permit AR Loans to be incurred to refinance the Outstanding Term Loans.

          2. On and after the Amendment Date, the Credit Agreement shall be amended as follows:

         (I) Section 1.03 shall be amended by adding the phrase "if prior to the Amendment Date," immediately after the reference to "(i)" in the second sentence thereof.

        (II) Section 3.03 shall be amended by deleting clause (d) therein in its entirety and inserting in lieu thereof a new clause to read:

          "(d) The Total AR Commitment shall be reduced at the times and in the amounts, if any, provided for in Sections 4.02(A)(c), (d), (e) and/or (f)."

       (III) Section 4.01 shall be amended by deleting clause (v) thereof in its entirety and inserting a new clause to read:

     "(v) each prepayment of AR Loans made pursuant to this Section 4.01 after the AR Termination Date shall reduce the remaining Scheduled Repayments on a PRO RATA basis (based on the then remaining principal amount of each such Scheduled Repayment)."

        (IV) Section 4.02(A) shall be amended by adding at the end of Section 4.02(A)(a) a new clause to read:

          "(iii) On the date or dates of the receipt thereof (in same day funds) by the Borrower, an amount equal to the proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) of the IPO shall be applied to repay the principal of AR Loans, with any such repayment not to reduce the Total AR Commitment."
                                      -2-

         (V) Section 4.02(A) shall be further amended by deleting Section 4.02(A)(b) therein in its entirety and inserting a new clause to read:

          "(b) On each date set forth below, the Borrower shall be required to repay the AR Repayment Percentage of the principal amount of AR Loans set forth opposite such date (each such repayment, a "Scheduled Repayment"):

          Repayment Date                Amount

          June 30, 1999              $4,375,000
          September 30, 1999         $4,375,000
          December 31, 1999          $4,375,000
          March 31, 2000             $4,375,000
          June 30, 2000              $5,250,000
          September 30, 2000         $5,250,000
          December 31, 2000          $5,250,000
          March 31, 2001             $5,250,000
          June 30, 2001              $5,250,000
          September 30, 2001         $5,250,000
          December 312, 2001         $5,250,000
          March 31, 2002             $5,250,000
          June 30, 2002              $7,000,000
          September 30, 2002         $7,000,000
          December 31, 2002          $7,000,000
          Final Maturity Date        $7,000,000"


        (VI)   Section 4.02(A) shall be further amended by deleting clauses
     (c), (d), (e) and (f) therein in their entirety and inserting new clauses to read:

          "(c) On the Business Day following the date of receipt thereof by Holdings, the Borrower and/or any of its Subsidiaries of the Cash Proceeds from any Asset Sale, an amount equal to 100% of the Net Cash Proceeds from such Asset Sale shall be applied (x) if on or prior to the AR Termination Date, to reduce the Total AR Commitment and (y) if after the AR Termination Date, as a mandatory repayment of the principal of the then outstanding AR Loans, provided that such Net Cash Proceeds from Permitted Asset Sales shall not be required to be used to so reduce AR Commitments and/or repay AR Loans to the extent the Borrower elects, as hereinafter provided, to cause such Net Cash Proceeds to be reinvested in Reinvestment Assets (a "Reinvestment Election").

    The Borrower may exercise its Reinvestment Election (within the parameters specified in the preceding sentence) with respect to an Asset Sale if (x) no Default or Event of Default exists and (y) the Borrower delivers a Reinvestment Notice to the Agent on the Business Day following the date of the consummation of the respective Asset Sale, with such Reinvestment Election being effective with respect to the Net Cash Proceeds of such Asset Sale equal to the Anticipated Reinvestment Amount specified in such Reinvestment Notice.

          (d) On the date of the receipt thereof by Holdings or the Borrower, as the case may be, an amount equal to 75% of the proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) of any sale or issuance of equity by Holdings or the Borrower, respectively (other than (i) equity issued to management and other employees of Holdings, the Borrower or its Subsidiaries, (ii) the exercise of any warrants outstanding on the Initial Borrowing Date, (iii) any amount of cash received by Holdings or the Borrower in connection with any capital contributions made by the Existing UOH Stockholders and (iv) the proceeds of the IPO) shall be applied (x) if on or prior to the AR Termination Date, to reduce the Total AR Commitment and (y) if after the AR Termination Date, as a mandatory repayment of the principal of the then outstanding AR Loans.

          (e) On each date which is 90 days after the last day of each fiscal year of the Borrower (commencing with the fiscal year ending on December 31, 1997), 50% of Excess Cash Flow for the fiscal year then last ended shall be applied (x) if on or prior to the AR Termination Date, to reduce the Total AR Commitment and (y) if after the AR Termination Date, as a mandatory repayment of the principal of the then outstanding AR Loans.

          (f) On the Reinvestment Prepayment Date with respect to a Reinvestment Election, an amount equal to the Reinvestment Prepayment Amount, if any, for such Reinvestment Election shall be applied (x) if on or prior to the AR Termination Date, to reduce the Total AR Commitment and
     (y) if after the AR Termination Date, as a mandatory repayment of the principal of the then outstanding AR Loans."

       (VII) Section 4.02(B) shall be amended by deleting clause (a) therein in its entirety and inserting in lieu thereof a new clause to read:

          "(a) Each mandatory repayment of AR Loans required to be made pursuant to Sections 4.02(A) (other than pursuant to clause (a) or (b) thereof) shall be applied to reduce the Scheduled Repayments on a PRO RATA basis (based upon the then remaining outstanding principal amount of each such Scheduled Repayment)."

      (VIII) Section 7.12 shall be deleted in its entirety and Section 7.13 shall be renumbered as Section 7.12.

        (IX) Section 8.04 shall be amended by deleting clause (f) therein in its entirety and renumbering clauses (g) and (h) as "(f)" and "(g)", respectively.

         (X) Section 8.05(a) shall be amended by changing the reference to "$6,000,000" therein to read "$8,000,000."

        (XI) Section 8.08(a) shall be amended by (x) inserting "(I)" immediately after the phrase "provided that" and (y) adding at the end of said Section 8.08(a) the following:

     "and (II) the Borrower may pay dividends to Holdings to permit it to purchase Discount Notes as provided for in Section 8.09(a)".

       (XII) Section 8.13 shall be amended by changing the reference to "5.25:1.0" therein to read "5.00:1.0".

      (XIII) Section 9.08(A) shall be amended by deleting clause (c) therein in its entirety and inserting a new clause to read:

     "(c) Holdings issuing Capital Stock in any initial or subsequent public offering to the extent an amount equal to the net proceeds thereof are applied to reduce AR Commitments or repay AR Loans as provided in Section 4.02(A)(d) hereof or, in the case of the IPO, to repay AR Loans as provided in Section 4.02(A)(a)(iii)".

       (XIV) Section 9.08(B) shall be amended by changing the reference to "6.25:1.0" therein to read "6.00:1.0".

        (XV) Section 9.08 shall be further amended by changing the "or" at the end of clause (C) therein to read "and/or" and by adding new clauses (D) and (E) to read:

          "(D) A UOH Pledge Date shall have occurred and any of the Existing UOH Stockholders shall have failed to authorize and execute a pledge agreement (as subsequently modified, amended or supplemented in accordance with the terms thereof, the "Replacement UOH Pledge Agreement") substantially in the form of the UOH Pledge Agreement and reasonably satisfactory to the Agent and/or to deliver same to the Collateral Agent, together with, in pledge thereunder, the certificates representing all shares of Holdings Capital Stock then owned by such Stockholders (and no other shares), accompanied by executed and undated stock powers (it being understood and agreed that the Replacement UOH Pledge Agreement shall terminate, and the stock pledged thereunder released, upon the execution and delivery of the Holdings Pledge Agreement, together with the pledge of the Borrower's capital stock thereunder); and/or

          (E) Holdings shall have failed, for more than 15 days following the date on which the Discount Notes shall have been Purchased in full, to authorize and execute a guaranty agreement (the "Holdings Guaranty") in respect of the Obligations hereunder and a pledge agreement (as subsequently modified, amended or supplemented in accordance with the terms thereof, the "Holdings Pledge Agreement") pledging all the capital stock of the Borrower, all in such form as is acceptable to the Agent and/or to deliver same to the Agent and Collateral Agent, as the case may be, together with, in pledge under, the Pledge Agreement, the certificates representing all the shares of the capital stock of the Borrower, accompanied by executed and undated stock powers and such opinions of counsel relating thereto as reasonably requested by the Agent; or".

       (XVI)   Section 10 shall be amended by:

          (A) Changing the reference to "$12,500,000" in the definition of AR Repayment Percentage to read "$87,500,000".

          (B) Deleting the definition of Available Equity Amount in its entirety and inserting a new definition thereof to read:

          "`Available Equity Amount' shall mean at any time (A) an amount equal to the sum of (x) $5,000,000 plus 25% of the net proceeds of the IPO in excess of $5,000,000 and (y) the aggregate proceeds at such time from the sale or issuance of equity by Holdings or the Borrower after the Amendment Date not required to be utilized to reduce AR Commitments and/or repay AR Loans under Section 4.02(A)(d) less (B) the sum of (x) the aggregate amounts theretofore expended after the Initial Borrowing Date to Purchase Senior Notes and/or Discount Notes pursuant to Section 8.08(a)(y) or 9.08(A)(ix)(d)(y), as the case may be, plus (y) the aggregate of any amounts theretofore expended pursuant to Section 8.05(c) to the extent in excess of the Available ECF Amount at such time."

          (C) Amending the definition of Change of Control by (a) changing the phrase "'Holdings' initial public offering of common stock" in clause (ii) thereof to read "the IPO"; (b) deleting clause (iii) thereof and inserting in lieu thereof a new clause to read:

     "(iii) after the IPO, the Management Investors shall cease to be the beneficial owner (as defined in clause (ii) above) of 30% or more in the aggregate of the total voting and economic ownership interests of Holdings,";

     (c) deleting the "or" immediately prior to "(v)" therein; and (d) adding the following at the end of said definition:

     "and (vi) any "Change of Control" as defined in the Discount Note Indenture and the Senior Note Indenture, respectively, in each case so long as Discount Notes or Senior Notes, as the case may be, are outstanding."

          (D) Changing the definition of Credit Documents by adding after the phrase "Security Documents" therein the phrase ", the Holdings Guaranty (once executed)".

          (E)  Changing the definition of Excess Cash Flow by deleting clause
     (iv)(z)(II) therein and inserting in lieu thereof:

     "(II) after the AR Termination Date, the AR Loans, except prepayments thereof pursuant to Sections 4.02(A)(c), (d), (e) or (f)".

          (F) Changing the definition of Modified Available Amount by adding at the end thereof the phrase "to the extent not theretofore contributed as common equity to the Borrower".

          (G) Changing the definition of Permitted Acquisition by deleting all of such definition after the reference to "Section 8.01" and inserting in lieu thereof:

     "provided that, without the consent of the Super-Majority Banks, (I) the sum of the aggregate amounts expended for each such permitted acquisition that is consummated at a time when the Holdings Leverage Ratio as of the Measurement Date immediately prior to such acquisition determined by giving effect to such acquisition on a pro forma basis satisfactory to the Agent is greater than 5.00:1.0, shall not exceed $25,000,000, it being understood that the amounts expended pursuant to the portion, if any, of any such permitted acquisition that does not result in such pro forma Ratio exceeding 5.00:1.0 shall not be included in determining the $25,000,000 aggregate amount and (II) the aggregate amounts expended in any consecutive 12 month period for each such permitted acquisition wherein the consolidated EBITDA for the last 12 months of the entity or assets being acquired was negative shall not exceed $10,000,000."

          (H) Changing the definition of Pledge Agreement by deleting the phrase "and the UOH Pledge Agreement" and inserting in lieu thereof the phrase ", (once executed and delivered and to the extent not terminated in accordance with the terms thereof) the Replacement UOH Pledge Agreement and/or (once executed and delivered) the Holdings Pledge Agreement".

          (I) Deleting the definition of Tested Borrowing in its entirety and inserting in lieu thereof a new definition to read:

          "`Tested Borrowing' shall mean any incurrence of AR Loans after the Initial Borrowing Date other than on the Amendment Date to refinance Term Loans (the "Designated AR Loans") in which the aggregate amount of AR Loans incurred, when added to the aggregate amount of AR Loans (other than Designated AR Loans) and Revolving Loans incurred during the immediately preceding 30 day period (to the extent (x) incurred after the Initial Borrowing Date, (y) still outstanding and (z) not included in establishing an earlier Tested Borrowing), equal or exceed $1,000,000."

          (J) Adding the following definitions in appropriate alphabetical order:

          `"Amendment Date" shall have the meaning provided in the Amendment dated as of July 16, 1996 to this Agreement.

          "Holdings Guaranty" shall have the meaning provided in Section
     9.08(E).

          "Holdings Pledge Agreement" shall have the meaning provided in Section 9.08(E).

          "IPO" shall mean the initial public offering (including sales pursuant to any over allotment rights) of the common stock of Holdings effected as contemplated by Holdings' Registration Statement No. 333-5351 as amended.

          "Replacement UOH Pledge Agreement" shall have the meaning provided in
     Section 9.08(D).

          "UOH Pledge Date" shall mean a date after the Amendment Date but prior to the date of the execution and delivery of the Holdings Pledge Agreement as provided in Section 9.08(E) on which all the following conditions exist:
     (A) an Event of Default exists and/or the Holdings Leverage Ratio on the last preceding Measurement Date exceeded 5.00:1.0; (B) the Agent has delivered to Holdings a written notice stating that one of the events specified in clause (A) exists and requesting that the Replacement UOH Pledge Agreement be executed and delivered as provided in Section 9.08(D); and (C) 15 days have passed since delivery of such written notice."

      (XVII) Annex I shall be deleted in its entirety and a new Annex shall be inserted in lieu thereof to read as provided in Annex I attached hereto.

          3. On the Amendment Date, all the Pledged Securities delivered pursuant to the UOH Pledge Agreement shall be released by the Collateral Agent to the record holders thereof and the UOH Pledge Agreement shall terminate and be of no further force and effect.

          4. The Banks hereby consent to the amendments being effected to the RF Credit Agreement pursuant to the Amendment thereto dated as of July 16, 1996, which Amendment is to become effective on the Amendment Date.

          5. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Amendment Date, both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Amendment Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          8. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York.

          9. This Amendment shall become effective as of the date (the "Amendment Date") when the following conditions have been met to the satisfaction of the Agent (it being understood that if the Amendment Date fails to occur on or prior to August 31, 1996 this Amendment shall not become effective and shall be null and void):

         (i) Holdings shall have consummated the IPO (without regard to any over allotment sale) in accordance with the definition thereof or as otherwise satisfactory to the Agent;

        (ii) the Borrower shall have duly authorized, executed and delivered new AR Notes for each Bank to reflect their new AR Commitments as provided in Annex I hereto and otherwise in the form of Exhibit B-2 to the Credit Agreement, together with such opinions of counsel relating to this Amendment and the transactions contemplated hereby as may be reasonably requested by the Agent;

       (iii) each of the Borrower and the Banks shall have duly executed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office; and

          (iv) the conditions specified in Section 5.20 of the Credit Agreement shall be satisfied on such date as if the borrowing of AR Loans on such date constituted a Tested Borrowing.

          10. From and after the Amendment Date, all references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be references to such Credit Agreement as modified hereby.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              UNIVERSAL OUTDOOR, INC.


                              By________________________
                                  Name:
                                  Title:


                              BANKERS TRUST COMPANY,
                              Individually and as Agent


                              By________________________
                                  Name:
                                  Title:


                              LA SALLE NATIONAL BANK,
                              Individually and as Co-Agent


                              By________________________
                                  Name:
                                  Title:


                              BANK OF AMERICA ILLINOIS

                              By________________________
                                 Name:
                                 Title:

                              FIRST NATIONAL BANK OF BOSTON


                              By___________________________
                                  Name:
                                  Title:


                              UNION BANK


                              By___________________________
                                 Name:
                                 Title:

                                                                ANNEX I



                             COMMITMENTS


     AR
            Bank
         Commitment
         ----------

Bankers Trust Company         $24,062,500
LaSalle National Bank          24,062,500
Bank of America Illinois       13,125,000
First National Bank of Boston  13,125,000
Union Bank                     13,125,000
                              -----------
                      Total:  $87,500,000